                                                                  EXECUTION COPY

                                WARRANT AGREEMENT

                                   Dated as of
                                 April 22, 1999

                                     between
                           STELLEX TECHNOLOGIES, INC.

                                       and

                                  HSBC BANK USA

                              as the Warrant Agent


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                                TABLE OF CONTENTS

                                                                            Page

                           ARTICLE 1. Defined Terms

SECTION 1.1  Definitions.....................................................  1
SECTION 1.2  Other Definitions...............................................  3
SECTION 1.3  Rules of Construction...........................................  4


                         ARTICLE 2. Warrant Certificates

SECTION 2.1  Issuance and Dating.............................................  4
SECTION 2.2  Execution and Countersignature..................................  4
SECTION 2.3  Certificate Register............................................  5
SECTION 2.4  Transfer and Exchange...........................................  5
SECTION 2.5  Legends.........................................................  6
SECTION 2.6  Replacement Certificates........................................  7
SECTION 2.7  Temporary Certificates..........................................  7
SECTION 2.8  Cancellation....................................................  7


                            ARTICLE 3. Exercise Terms

SECTION 3.1  Exercise Price..................................................  8
SECTION 3.2  Exercise Periods................................................  8
SECTION 3.3  Expiration......................................................  8
SECTION 3.4  Manner of Exercise..............................................  8
SECTION 3.5  Issuance of Warrant Shares......................................  9
SECTION 3.6  Fractional Warrant Shares.......................................  9
SECTION 3.7  Reservation of Warrant Shares...................................  9
SECTION 3.8  Compliance with Law............................................. 10
SECTION 3.9  Taxes........................................................... 10


                          ARTICLE 4. Release of Warrants

SECTION 4.1  Terms of Release................................................ 10
SECTION 4.2  Holder Put Right................................................ 12


                        ARTICLE 5. Antidilution Provisions

SECTION 5.1  Changes in Common Stock......................................... 12
SECTION 5.2  Cash Dividends and Other Distributions.......................... 12
SECTION 5.3  Rights Issue.................................................... 13
SECTION 5.4  Reclassification; Combination; Liquidation...................... 14
SECTION 5.5  Tender Offers: Exchange Offers.................................. 14
SECTION 5.6  Issuance of Additional Shares of Common Stock................... 15
SECTION 5.7  Other Events.................................................... 16
SECTION 5.8  Current Market Value............................................ 16
SECTION 5.9  Superseding Adjustment.......................................... 17
SECTION 5.10  Minimum Adjustment............................................. 17
SECTION 5.11  Notice of Adjustment........................................... 17


                                       -i-
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SECTION 5.12  Notice of Certain Transactions................................. 18
SECTION 5.13  Adjustment to Warrant Certificate.............................. 18


                           ARTICLE 6. Rights of Holders

SECTION 6.1  Registration Rights............................................. 19


                             ARTICLE 7. Warrant Agent

SECTION 7.1  Appointment of Warrant Agent.................................... 19
SECTION 7.2  Rights and Duties of Warrant Agent.............................. 19
SECTION 7.3  Individual Rights of Warrant Agent.............................. 20
SECTION 7.4  Warrant Agent's Disclaimer...................................... 20
SECTION 7.5  Indemnity....................................................... 20
SECTION 7.6  Compensation. .  ............................................... 21
SECTION 7.7  Successor Warrant Agent......................................... 21


                             ARTICLE 8. Miscellaneous

SECTION 8.1  Financial Reports............................................... 22
SECTION 8.2  Persons Benefitting............................................. 22
SECTION 8.3  Rights of Holders............................................... 22
SECTION 8.4  Amendment....................................................... 22
SECTION 8.5  Notices......................................................... 23
SECTION 8.6  Governing Law................................................... 24
SECTION 8.7  Successors...................................................... 24
SECTION 8.8  Counterparts.................................................... 24
SECTION 8.9  Table of Contents............................................... 24
SECTION 8.10  Severability................................................... 24

EXHIBIT A    -   Form of Warrant Certificate
EXHIBIT B    -   Form of Election to Purchase Warrant Certificates
EXHIBIT C    -   Certificate to be Delivered upon Exchange or Registration of
                 Transfer of Warrants
EXHIBIT D    -   Registration Rights
EXHIBIT E    -   Certificate of Designation of the Powers, Preferences and
                 Relative, Participating, Optional and other Special Rights of the Company's 13% Senior Cumulative Redeemable Preferred Stock due 2010

                                      -ii-
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                  WARRANT AGREEMENT, dated as of April 22, 1999 (this "Warrant
Agreement"), between STELLEX TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and HSBC BANK USA, a New York banking corporation and trust company, as Warrant Agent (in such capacity, the "Warrant Agent") for the benefit of the Holders from time to time of the Warrants and the Warrant Shares.

                              W I T N E S S E T H :

                  WHEREAS, the Company has caused Stellex Precision Machining, Inc. to enter into an Asset Purchase Agreement with Precision Machining, Inc. ("Precision"), BK Metals, Inc., Billy Bert Meridith and the Billy Bert Meridith Trust, pursuant to which the Company will ultimately acquire certain assets of Precision and related entities upon the terms and subject to the conditions set forth therein (the "Acquisition");

                  WHEREAS, in connection with the Acquisition, the Company is to receive proceeds in the amount of approximately (a) $235,000,000 from borrowings on the Closing Date (as defined below) under the Senior Credit Facility (as defined below) and (b) $20 million from the sale by the Company to SG Cowen Securities Corporation (the "Initial Holder") on the Closing Date of its 13% Senior Cumulative Redeemable Preferred Stock (the "Redeemable Preferred Stock"), pursuant to a Redeemable Preferred Stock Purchase Agreement dated the date hereof (the "Redeemable Preferred Stock Purchase Agreement");

                  WHEREAS, it is a condition to the obligations of the Initial Holder to enter into the Redeemable Preferred Stock Purchase Agreement and thereby provide a portion of the funds required to consummate the Acquisition that the Company execute and deliver this Warrant Agreement;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:


                                   ARTICLE 1.

                                  Defined Terms

                  SECTION 1.1 Definitions. All terms defined in the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and other Special Rights of the Company's 13% Senior Cumulative Redeemable Preferred Stock due 2010, a copy of which is annexed hereto as Exhibit E, shall have such defined meanings when used herein unless otherwise defined herein. As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" means, as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with,

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                                                                               2

such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

                  "Business Day" a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

                  "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise.

                  "Closing Date" means April 22, 1999, the date upon which the Initial Holder purchases the Redeemable Preferred Stock.

                  "Combination" means an event in which the Company consolidates with, merges with or into, or sells all or substantially all its property and assets to, another Person other than a sale of assets by the Company to a Wholly Owned Subsidiary or any merger of the Company with a Wholly Owned Subsidiary where the Company is the surviving corporation.

                  "Common Stock" means the Common Stock, without par value, of the Company together with any other equity securities that may be issued by the Company in substitution therefor.

                  "DeMinimus Non-Affiliate Sale" means a Non-Affiliate Sale of Common Stock which, when added to the aggregate amount of prior Non-Affiliate Sales, constitutes no more than 10% of the fully-diluted shares of Common Stock of the Company as of the date of determination.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Expiration Date" means August 31, 2010.

                  "Holder" means the duly registered holder of a Warrant under the terms of this Warrant Agreement.

                  "Initial Holder" means SG Cowen Securities Corporation.

                  "Officer" means the Chairman of the Board, the President, any Vice President, the Chief Financial Officer or the Treasurer of the Company.
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                                                                               3

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Transfer Restricted Securities" means the Warrants and the Common Stock which may be issued to Holders upon exercise of the Warrants, whether or not such exercise has been effected. Each such security shall cease to be a Transfer Restricted Security when (i) it has been disposed of pursuant to a registration statement of the Company filed with the SEC and declared effective by the SEC that covers the disposition of such Transfer Restricted Security, (ii) it is eligible for resale (without being subject to volume limitations) pursuant to Rule 144 (or any similar provisions under the Securities Act then in effect) or (iii) it has otherwise become eligible for resale without registration under the Securities Act.

                  "Voting Stock" of a corporation means all classes of capital stock of such corporation then outstanding and normally entitled to vote in the election of directors.

                  "Warrant Certificates" means the certificates evidencing the Warrants to be delivered pursuant to this Agreement, substantially in the form of Exhibit A hereto.

                  "Warrants" means the Warrants issued hereunder to purchase from the Company shares of Common Stock.

                  "Warrant Shares" means the shares of Common Stock of the Company received, or issued and received, as the case may be, upon exercise of the Warrants.

                         SECTION 1.2 Other Definitions.

                                                                    Defined in
                           Term                                     Section
                           ----                                     -------

         "Cashless Exercise" . . . . . . . . ...................       3.4
         "Certificate Register . . . . . . . ...................       2.3
         "Company" . . . . . . . . . . . . . ...................       Recitals
         "Current Market Value".................................       5.8
         "Exercise Price" . . . . . . . . . . ..................       3.1
         "Extension Date" . . . . . . . . . . ..................       4.1
         "Fair Value" . . . . . . . . . . ......................       5.2
         "Non-Affiliate Sale" . . . . . . . . ..................       5.8
         "Put" . . . . . . . . . ...............................       4.2
         "Put Notice" . . . . . . . . . ........................       4.2
         "Redemption" . . . . . . . . . . . . ..................       4.1
         "Rule 144A Offering" . . . . . . . . . . . . ..........       4.1
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                                                                               4

         "Second Extension Date". . . . . . . . . . . ..........       4.1
         "Second Warrant Release Date"..........................       4.1
         "Successor Company" . . . . . . . .....................       5.4(a)
         "Time of Determination"................................       5.8
         "Transfer Agent".......................................       3.5
         "Warrant Agent"........................................       Recitals
         "Warrant Release Date".................................       4.1

                           SECTION 1.3  Rules of Construction. Unless the text
otherwise requires.

                           (i) a term has the meaning assigned to it;

                           (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with United States generally accepted accounting principles as in effect from time to time;

                           (iii) "or" is not exclusive;

                           (iv) "including" means including, without limitation; and

                           (v) words in the singular include the plural and words in the plural include the singular.


                                   ARTICLE 2.

                              Warrant Certificates

                  SECTION 2.1 Issuance and Dating. The Warrants shall be initially issued on the Closing Date. The Warrant Certificates will be issued in registered form as definitive Warrant Certificates, substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Agreement. The Warrant Certificates may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company) and shall bear the legend required by Section 2.5 if required by the terms of such Section. Each Warrant shall be dated the date of its countersignature. The terms of the Warrants set forth in Exhibit A are part of the terms of this Agreement.

                  SECTION 2.2 Execution and Countersignature. (a) With respect to the Warrants to be issued on the Closing Date, one or more Warrant Certificates representing the Warrants shall be executed in blank on behalf of the Company by manual or facsimile signature by one Officer and attested by its Secretary or an Assistant Secretary. Upon written order of the Company, the Warrant Agent shall countersign such Warrant Certificate(s) by manual or facsimile signature, and such Warrant Certificate(s) shall be delivered pursuant to such written order.
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                                                                               5

                  (b) With respect to all other Warrants, the Warrant Certificates therefor shall be executed on behalf of the Company by one Officer and attested by its Secretary or an Assistant Secretary. Such signature may be manual or facsimile signature. If an Officer whose signature is on a Warrant Certificate no longer holds that office at the time the Warrant Agent countersigns the Warrant Certificate, the Warrant Certificate shall be valid nevertheless. A Warrant Certificate shall not be valid until an authorized signatory of the Warrant Agent manually countersigns the Warrant Certificate. The signature of the Warrant Agent shall be conclusive evidence that the Warrant Certificate has been countersigned under this Agreement.

                  (c) The Warrant Agent may appoint an agent reasonably acceptable to the Company to countersign the Warrant Certificates. Unless limited by the terms of such appointment, such agent may countersign a Warrant Certificate whenever the Warrant Agent may do so. Each reference in this Agreement to countersignature by the Warrant Agent includes by such agent. Such agent will have the same rights as the Warrant Agent for service of notices and demands.

                  SECTION 2.3 Certificate Register. The Warrant Agent shall keep a register ("Certificate Register") of the Warrant Certificates and of their transfer and exchange. The Certificate Register shall show the names and addresses of the respective Holders and the date and number of Warrants evidenced on the face of each of the Warrant Certificates. The Company and the Warrant Agent may deem and treat the Person in whose name a Warrant Certificate is registered as the absolute owner of such Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

                  SECTION 2.4 Transfer and Exchange. (a) When Warrants are presented to the Warrant Agent with a request to register the transfer of such Warrants or to exchange such Warrants for an equal number of Warrants of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Warrant Certificates representing such Warrants surrendered for transfer or exchange:

                           (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Warrant Agent, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                           (ii) in the case of Warrants that are Transfer Restricted Securities, shall be accompanied by the following additional information and documents:

                           (A) a certificate from such Holder in substantially
                  the form of Exhibit C hereto certifying that:

                                    (1) such securities are being delivered for
                           registration in the name of such Holder without transfer;

                                    (2) such securities are being transferred to
                           the Company;
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                                                                               6

                                    (3) such securities are being transferred
                           pursuant to an effective registration statement under the Securities Act; or

                                    (4) such securities are being transferred
                           (w) to a "qualified institutional buyer ("QIB") as defined in Rule 144A under the Securities Act pursuant to such Rule 144A, (x) in an offshore transaction in accordance with Rule 904 under the Securities Act, (y) in a transaction meeting the requirements of Rule 144 under the Securities Act or (z) pursuant to another available exemption from the registration requirements of the Securities Act; and

                           (B) in the case of any transfer described under
                  clause (a)(ii)(A)(4)(w),(x), (y) and (z) of this Section 2.4, evidence reasonably satisfactory to the Warrant Agent and the Company (which may include an opinion of counsel (including in-house counsel)) as to compliance with the restrictions set forth in the legend in Section 2.5.

                  (b) (i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign Warrant Certificates as required pursuant to the provisions of this Section 2.4.

                        (ii) All Warrant Certificates issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrant Certificates surrendered upon such registration of transfer or exchange.

                       (iii) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

                        (iv) No service charge shall be made to a Holder for any registration of transfer or exchange upon surrender of any Warrant Certificate at the office of the Warrant Agent maintained for that purpose. However, the Company may require payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates.

                         (v)        Upon any sale or transfer of Warrants
pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that no legend is required, the Warrant Agent shall permit the Holder thereof to exchange such Warrants for Warrants represented by Warrant Certificates that do not bear the legend set forth in Section 2.5 and rescind any restriction on the transfer of such Warrants.

                  SECTION 2.5 Legends. Except for Warrant Certificates delivered pursuant to Section 2.4(b)(v) of this Agreement, each Warrant Certificate evidencing the Warrants (and all

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                                                                               7

Warrant Certificates issued in exchange therefor or substitution thereof) and each certificate representing the Warrant Shares (unless such Warrant Shares are not Transfer Restricted Securities) shall bear a legend in substantially the following form (with any appropriate modification for the Warrant Shares):

                  "THE WARRANTS AND THE WARRANT SHARES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AND SUBJECT TO COMPLIANCE WITH OTHER APPLICABLE LAWS. THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, UNLESS PREVIOUSLY REGISTERED UNDER THE SECURITIES ACT, ONLY
                  (A) TO THE COMPANY; (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE); (C) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; (D) PURSUANT TO AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT."

                  SECTION 2.6 Replacement Certificates. If a mutilated Warrant Certificate is surrendered to the Warrant Agent or if the Holder of a Warrant Certificate claims that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Warrant Agent shall countersign a replacement Warrant Certificate if the reasonable requirements of the Warrant Agent and of Section 8-405 of the Uniform Commercial Code as in effect in the State of New York are met. If required by the Warrant Agent or the Company, such Holder shall furnish an indemnity sufficient in the judgment of the Company and the Warrant Agent to protect the Company and the Warrant Agent from any loss which either of them may suffer if a Warrant Certificate is replaced. The Company and the Warrant Agent may charge the Holder for their expenses in replacing a Warrant Certificate. Every replacement Warrant Certificate is an additional obligation of the Company.

                  SECTION 2.7 Temporary Certificates. Until definitive Warrant Certificates are ready for delivery, the Company may prepare and the Warrant Agent shall countersign temporary Warrant Certificates. Temporary Warrant Certificates shall be substantially in the form of definitive Warrant Certificates but may have variations that the Company considers appropriate

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                                                                               8

for temporary Warrant Certificates. Without unreasonable delay, the Company shall prepare and the Warrant Agent shall countersign definitive Warrant Certificates and deliver them in exchange for temporary Warrant Certificates.

                  SECTION 2.8 Cancellation. (a) In the event the Company shall purchase or otherwise acquire Warrants, the Warrant Certificates in respect thereof shall thereupon be delivered to the Warrant Agent for cancellation.

                  (b) The Warrant Agent and no one else shall cancel and dispose of all Warrant Certificates surrendered for registration of transfer, exchange, replacement, exercise or cancellation in accordance with its customary procedures unless the Company directs the Warrant Agent to deliver canceled Warrant Certificates to the Company. The Company may not issue new Warrant Certificates to replace Warrant Certificates to the extent they evidence Warrants which have been exercised or Warrants which the Company has purchased or otherwise acquired.


                                   ARTICLE 3.

                                 Exercise Terms

                  SECTION 3.1 Exercise Price. Each Warrant shall initially entitle the Holder thereof, subject to adjustment pursuant to the terms of this Agreement, to purchase one share of Common Stock for a per share exercise price of $0.01 (as the same may be adjusted pursuant to Article 5, the "Exercise Price").

                  SECTION 3.2 Exercise Periods. (a) Subject to the terms and conditions set forth herein, each Warrant shall be exercisable at any time or from time to time on or after the Closing Date.

                  (b) No Warrant shall be exercisable after the Expiration Date.

                  SECTION 3.3 Expiration. A Warrant shall terminate and become void as of the earlier of (i) the close of business on the Expiration Date or
(ii) the time and date such Warrant is exercised. The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of the close of business on the Expiration Date. The Warrants shall terminate and become void after the Expiration Date, notwithstanding the Company's failure to give such notice.

                  SECTION 3.4 Manner of Exercise. Warrants may be exercised upon
(i) surrender to the Warrant Agent of the Warrant Certificates, together with the form of election to purchase Common Stock on the reverse thereof duly filled in and signed by the Holder thereof and (ii) payment to the Warrant Agent, for the account of the Company, of the Exercise Price for the number of Warrant Shares in respect of which such Warrant is then exercised. Such payment shall be made (i) in cash or by certified or official bank check payable to the order of the

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                                                                               9

Company or by wire transfer of funds to an account designated by the Company for such purpose or (ii) by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by any Warrant Certificate presented in connection with a Cashless Exercise) of a Warrant or Warrants (represented by one or more relevant Warrant Certificates), and without the payment of the Exercise Price in cash, in exchange for the issuance of such number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which such Warrant would otherwise then be nominally exercised if payment of the Exercise Price as of the date of exercise were being made in cash and (2) the Cashless Exercise Ratio. An exercise of a Warrant in accordance with the immediately preceding sentence is herein called a "Cashless Exercise". All provisions of this Agreement shall be applicable with respect to an exercise of Warrant Certificates pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. If the issuance and sale of the Warrant Shares by the Company to the Holders of the Warrants upon the exercise of the Warrants would be exempt from the registration requirements of the Securities Act if effected with a Cashless Exercise (as set forth in a legal opinion of outside counsel of the Company delivered to the Holders), the Holders of the Warrants will be required, if the Company is not then otherwise able to rely on an exemption from the registration requirements of the Securities Act in connection with the issuance and sale of the Warrant Shares upon exercise of the Warrants, to effect the exercise of the Warrants solely pursuant to the Cashless Exercise option. Subject to Section 3.2, the rights represented by the Warrants shall be exercisable at the election of the Holders thereof either in full at any time or from time to time in part and in the event that a Warrant Certificate is surrendered for exercise in respect of less than all the Warrant Shares purchasable on such exercise at any time prior to the Expiration Date a new Warrant Certificate exercisable for the remaining Warrant Shares will be issued. The Warrant Agent shall countersign and deliver the required new Warrant Certificates, and the Company, at the Warrant Agent's request, shall supply the Warrant Agent with Warrant Certificates duly signed on behalf of the Company for such purpose.

                  SECTION 3.5 Issuance of Warrant Shares. Subject to Section 2.6, upon the surrender of Warrant Certificates and payment of the per share Exercise Price, as set forth in Section 3.4, the Company shall issue and cause the registrar and transfer agent, if any, for the Common Stock ("Transfer Agent") to countersign and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise to the Person or Persons entitled to receive the same, together with cash as provided in Section 3.6 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price. The Company may act as its own Transfer Agent.

                  SECTION 3.6 Fractional Warrant Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of



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                                                                              10

Warrant Shares purchasable pursuant thereto. If any fraction of a Warrant Share would, except for the provisions of this Section 3.6, be issuable on the exercise of any Warrant (or specified portion thereof), the Company may, at its option, pay an amount in cash equal to the Current Market Value for one Warrant Share on the Business Day immediately preceding the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent.

                  SECTION 3.7 Reservation of Warrant Shares. The Company shall at all times keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants. The Transfer Agent for the Common Stock shall at all times until the Expiration Date, or the time at which all Warrants have been exercised or canceled, reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent. All Warrant Shares which may be issued upon exercise of Warrants shall, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof. The Company will supply such Transfer Agent with duly executed Common Stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 3.6. The Company will furnish to such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder.

                  Before taking any action which would cause an adjustment pursuant to Article 5 to reduce the Exercise Price below the then par value (if any) of the Common Stock, the Company shall take any and all legal action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price as so adjusted. Notwithstanding the provisions of Article 5, the Exercise Price shall not be below $.01 per share of Common Stock.

                  The Company covenants that all shares of Common Stock which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights, free from all taxes and free from all liens, charges and security interests, created by or through the Company, with respect to the issue thereof.

                  SECTION 3.8 Compliance with Law. If any shares of Common Stock required to be reserved for purposes of exercise of Warrants require, under any other Federal or state law or applicable governing rule or regulation of any national securities exchange, registration with or approval of any governmental authority, or listing on any such national securities exchange before such shares may be issued upon exercise, the Company will cause such shares to be duly registered or approved by such governmental authority or listed on the relevant national securities exchange.

                  SECTION 3.9 Taxes. The Company=s obligation to deliver shares of Common Stock or other securities or property upon the exercise of the Warrants or to make any other payment to the Holders under this Agreement shall be subject to the satisfaction of all applicable Federal, state, local and foreign tax withholding requirements.

                                   ARTICLE 4.

                               Release of Warrants

                  SECTION 4.1 Terms of Release. In accordance with the provisions of this Section 4.1, over time, the Holders will become entitled to receive Warrants. The aggregate number of Warrants to which the Holders will be entitled will be, as of the Closing Date, equal to 1.0% of the fully diluted Common Stock as of the Closing Date and, accordingly, the Company will issue to the Initial Holder on the date hereof Warrants initially exercisable for the purchase of 10.1 shares of Common Stock.

                  If on August 31, 1999 (the "Warrant Release Date"), any of the Redeemable Preferred Stock shall be outstanding, the Company will execute, and upon the written order of the Company, the Warrant Agent will countersign and deliver to the Holders, pro rata, additional Warrants such that the total number of Warrants issued as of the Warrant Release Date (including the Warrants issued upon the issuance of the Preferred Stock) will represent, in the aggregate, the right to purchase 3.0% of the fully diluted Common Stock as of August 31, 1999; provided, however, that if prior to August 31, 1999, the Company (i) has filed a registration statement with the SEC with respect to an offering by the Company of securities the proceeds of which are to be used to finance the redemption of the Redeemable Preferred Stock (the "Redemption") or (ii) certifies in an Officer's Certificate delivered to the Holders that (x) it is in the process of preparing an offering memorandum with respect to an unregistered offering, pursuant to Rule 144A under the Securities Act or otherwise (a "Rule 144A Offering"), of securities the proceeds of which are to be used to finance the Redemption and (y) it intends to circulate such offering memorandum to investors within 30 calendar days of the date of such Officer's Certificate, then the Warrant Release Date shall be postponed to October 15, 1999 (the "Extension Date"). If immediately following the Extension Date any of the Redeemable Preferred Stock shall be outstanding, the Company will execute, and upon the written order of the Company, the Warrant Agent will countersign and deliver to the Holders, pro rata, additional Warrants on such day such that the total number of Warrants issued (including the Warrants issued upon the issuance of the Preferred Stock) will represent, in the aggregate, the right to purchase 3.0% of the fully diluted Common Stock as of the Extension Date.

                  If on January 1, 2000 (the "Second Warrant Release Date") any of the Redeemable Preferred Stock shall be outstanding, the Company will execute, and upon the written order of the Company, the Warrant Agent will countersign and deliver to the Holders, pro rata, additional Warrants such that the total number of Warrants issued as of the Second Warrant Release Date (including Warrants previously issued on August 31, 1999 or the Extension Date, as applicable) will represent, in the aggregate, the right to purchase 5.0% of the fully diluted Common Stock as of January 1, 2000; provided, however, that if prior to January 1, 2000, the Company (i) has filed a registration statement with the SEC with respect to an offering by the Company of securities the proceeds of which are to be used to finance the Redemption or (ii) certifies in an Officer's Certificate delivered to the Holders that (x) it is in the process of preparing an offering memorandum with respect to a Rule 144A Offering of securities the proceeds of which are to be used to finance the Redemption and
(y) it intends to circulate such offering memorandum to investors within 30 calendar days of the date of such Officer's

Certificate, then the Second Warrant Release Date shall be postponed to March 15, 2000 (the "Second Extension Date"). If immediately following the Second Extension Date any of the Redeemable Preferred Stock shall be outstanding, the Company will execute, and upon the written order of the Company, the Warrant Agent will countersign and deliver to the Holders, pro rata, additional Warrants on such day such that the total number of Warrants issued (including Warrants previously issued upon the initial issuance of the Redeemable Preferred Stock and on August 31, 1999 or the Extension Date, as applicable) will represent, in the aggregate, the right to purchase 5.0% of the fully diluted Common Stock as of the Second Extension Date.

                  For purposes of this Section 4.1, by way of clarification the term "fully diluted" shall not give effect to warrants issued to the management of Stellex Aerospace, Inc. as of December 31, 1998 or options issued or issuable under the Company's subsidiary stock option plans.

                  SECTION 4.2 Holder Put Right. If at any time on or after August 31, 2004 the Common Stock is not registered under Section 12(b) or 12(g) of the Exchange Act and a Holder continues to hold Warrants issued or issuable pursuant to this Agreement, such Holder (or his representative) may, but is not obligated to, elect on not more than one occasion to require the Company to purchase all or any portion of the Warrants held by such Holder (the "Put") by delivery of written notice (the "Put Notice") to the Company. The Put Notice shall set forth the number of Warrants to be acquired from the Holder, the aggregate consideration to be paid for such Warrants (if known), and the time and place for the closing of the transaction (which shall not be less than 30 nor more than 60 days after the Put Notice is received by the Company). The purchase price paid by the Company for Warrants purchased upon exercise of the Put shall be the then Current Market Value of the Common Stock issuable upon exercise of such Warrants less the aggregate Exercise Price of such Warrants.


                                   ARTICLE 5.

                             Antidilution Provisions

                  SECTION 5.1 Changes in Common Stock. In the event that at any time or from time to time after the date hereof the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the number of shares of Common Stock purchasable upon exercise of each Warrant immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Holder of each Warrant shall be entitled to receive the number of shares of Common Stock upon exercise that such Holder would have owned or have been entitled to receive had such Warrants been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock, immediately prior to the record date therefor), and the Exercise Price for each Warrant shall be adjusted in inverse proportion. An adjustment made pursuant to this Section 5.1 shall become effective immediately after the effective date, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                  SECTION 5.2 Cash Dividends and Other Distributions. In case at any time or from time to time after the date hereof the Company shall distribute to holders of Common Stock (i) any dividend or other distribution of cash, evidences of its indebtedness, shares of its capital stock or any other properties or securities or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (other than, in each case set forth in (i) and (ii), (x) any dividend or distribution described in Section 5.1 or (y) any rights, options, warrants or securities described in Section 5.3) then the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock purchasable upon the exercise of such Warrant immediately prior to the record date for any such dividend or distribution by a fraction, the numerator of which shall be the Current Market Value per share of Common Stock on the record date for such distribution, and the denominator of which shall be such Current Market Value per share of Common Stock less the sum of (x) any cash distributed per share of Common Stock and (y) the fair value (the "Fair Value") (as determined in good faith by the Board, whose determination shall be evidenced by a Board resolution filed with the Warrant Agent, a copy of which will be sent to Holders upon request) of the portion, if any, of the distribution applicable to one share of Common Stock consisting of evidences of indebtedness, shares of stock, securities, other property, warrants, options or subscription of purchase rights (notwithstanding the foregoing, if the Fair Value per share of Common Stock in the above formula equals or exceeds the Current Market Value per share of Common Stock in the above formula, then the Current Market Value per share of Common Stock shall be equal to the Fair Value per share of the Common Stock on the record date as determined in good faith by the Board and described in a Board resolution filed with the Warrant Agent); and the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such record date by the above fraction. Such adjustments shall be made whenever any distribution is made and shall become effective as of the date of distribution, retroactive to the record date for any such distribution; provided, however, that the Company is not required to make an adjustment pursuant to this Section 5.2 if at the time of such distribution the Company makes the same distribution to Holders of Warrants as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable). No adjustment shall be made pursuant to this Section 5.2 which shall have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or increasing the Exercise Price.

                  SECTION 5.3 Rights Issue. In the event that at any time or from time to time after the date hereof the Company shall issue, sell, distribute or otherwise grant any rights to subscribe for or to purchase, or any options or warrants for the purchase of, or any securities convertible or exchangeable into, Common Stock to all holders of Common Stock, entitling such holders to subscribe for or purchase shares of Common Stock or stock or securities convertible into Common Stock, whether or not immediately exercisable, convertible or exchangeable, as the case may be, and the price per share of Common Stock issuable upon exercise, conversion or exchange thereof is lower at the record date for such issuance than the then Current Market Value per share of Common Stock, the number of shares of Common Stock thereafter purchasable or issuable upon the exercise of the Warrants shall be determined by multiplying such number of shares of Common Stock by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or securities plus the number of additional shares of Common Stock offered for subscription or purchase or into or for which such securities are convertible or exchangeable, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or securities plus the total number of shares of Common Stock which could be purchased at the Current Market Value with the aggregate consideration received through issuance of such rights, warrants, options, or convertible securities. In the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction. Such adjustment shall be made whenever such rights, options or warrants are issued and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or securities. No adjustment shall be made pursuant to this Section 5.3 which shall have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or of increasing the Exercise Price.

                  If the Company at any time shall issue two or more securities as a share and one or more of such securities shall be rights, options or warrants for or securities convertible or exchangeable into, Common Stock subject to this Section 5.3, the consideration allocated to each such security shall be determined in good faith by the Board of Directors of the Company.

                  SECTION 5.4 Reclassification; Combination; Liquidation. (a) Except as provided in Section 5.4(b), in the event of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than as set forth in Section 5.1 above and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or Combination), the Holders shall have the right to receive upon exercise of the Warrants such number of shares of capital stock or other securities or property which such Holder would have been entitled to receive had such Warrant been exercised immediately prior to such event. Unless paragraph (b) is applicable to a Combination, the Company shall provide that the surviving or acquiring Person (the "Successor Company") in such Combination will enter into an agreement with the Warrant Agent confirming the Holders' rights pursuant to this Section 5.4(a) and providing for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 5. The provisions of this Section 5.4(a) shall similarly apply to successive Combinations involving any Successor Company.

                  (b) In the event of (i) a Combination where consideration to Holders of Common Stock in exchange for their shares is payable solely in cash, or (ii) the dissolution, liquidation or winding-up of the Company, then the holders of the Warrants will be entitled to receive distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such event, less the Exercise Price.

                  In case of any Combination described in this Section 5.4(b), the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding-up of the Company, the Company, shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay to the Holders of the Warrants the amounts to which they are entitled as described above. After such funds and the surrendered Warrant Certificates are received, the Warrant Agent shall make payment to the Holders by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holders surrendering such Warrants.

                  SECTION 5.5 Tender Offers: Exchange Offers. In the event that the Company or any subsidiary of the Company shall purchase shares of Common Stock pursuant to a tender offer or an exchange offer for a price per share of Common Stock that is greater than the then Current Market Value per share of Common Stock in effect at the end of the trading day immediately preceding the day on which such tender offer or exchange offer expires, then the Company, or such subsidiary of the Company, shall offer to purchase Warrants for comparable consideration per share of Common Stock based on the number of shares of Common Stock which the Holders of such Warrants would receive upon exercise of such Warrants; provided, however, if a tender offer is made for only a portion of the outstanding shares of Common Stock, then such offer shall be made for Warrants in the same pro rata proportion.

                  SECTION 5.6 Issuance of Additional Shares of Common Stock. If at any time the Company shall issue or sell any additional shares of Common Stock (other than any issuance or sale pursuant to (x) a DeMinimus Non-Affiliate Sale or (y) a sale to a third-party equity investor the proceeds of which are used to redeem all of the outstanding Redeemable Preferred Stock) for consideration in an amount per additional share of Common Stock less than the Current Market Value, then the number of shares of Common Stock for which a Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which a Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, and (B) the denominator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, and (2) the number of shares of Common Stock which could be purchased at the Current Market Value with the aggregate consideration received from the issuance or sale of the additional shares of Common Stock. For the purposes of this Section 5.6, the date as of which the Current Market

Value per share of Common Stock shall be computed shall be the earlier of (a) the date on which the Company shall enter into a firm contract for the issuance of such additional shares of Common Stock or (b) the date of actual issuance of such additional shares of Common Stock. This Section 5.6 shall not apply to the following:

                           (i) any of the transactions described in Section 5.1 or the issuance of shares of Common Stock pursuant to any transaction described in Sections 5.2 through 5.5;

                           (ii) the issuance of shares of Common Stock (or securities convertible or exchangeable into or exercisable for Common Stock) in connection with acquisitions of assets or businesses other than to Affiliates of the Company;

                           (iii) the issuance of shares of Common Stock in connection with (a) the exercise of Warrants or (b) the conversion, exercise or exchange of any options, warrants or other securities convertible into or exchangeable for Common Stock which are issued after the date hereof and in compliance with all other applicable provisions of this Agreement;

                           (iv) the issuance of shares of Common Stock pursuant to any option, warrant or other convertible or exchangeable security outstanding on the date hereof;

                           (v) the issuance of shares of Common Stock in a bona fide public offering pursuant to a firm commitment underwriting by a nationally recognized investment banking firm; and

                           (vi) the issuance of options, or shares of Common Stock pursuant to any option, under any employee benefit, compensation or incentive plan approved by a majority of the Board of Directors of the Company.

                  SECTION 5.7 Other Events. If any event occurs as to which the foregoing provisions of this Article 5 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock subject to purchase upon exercise of any Warrant.

                  SECTION 5.8 Current Market Value. For the purpose of any computation of Current Market Value under this Section 5, Section 4.2 and
Section 3.6, the "Current Market Value" per share of Common Stock at any date shall be (x) for purposes of Section 3.6, the closing price on the Business Day immediately prior to the date of the exercise of the applicable Warrant pursuant to Section 3 and (y) in all other cases, the average of the daily closing prices for the shorter of (i) the 20 consecutive trading days ending on the last full trading day on the exchange or market specified in the second succeeding sentence prior to the Time of Determination (as defined below) and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution or granting in question through such last full trading day prior to the Time of Determination. The term "Time of Determination" as used herein shall be the time and date of the earlier to occur of (A) the date as of which the Current Market Value is to be computed and (B) the last full trading day on such exchange or market before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment required by this Section 5. The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by the Nasdaq National Market or any comparable system or (3) if the Common Stock is not listed on the Nasdaq National Market or a comparable system, as furnished by two members of the NASD selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any other reason the Current Market Value per share cannot be determined pursuant to the foregoing provisions of this Section 5.8, the Current Market Value per share shall be (A) the fair market value thereof determined in good faith in the most recently completed arm's-length transaction between the Company and a Person other than an Affiliate of the Company (a "Non-Affiliate Sale") and the closing of which occurs on such date or shall have occurred within the three months preceding such date or (B) if no transaction shall have occurred on such date or within such three-month period, the fair market value thereof as determined in good faith by the Board in its good faith exercise of its fiduciary duties to the equityholders of the Company, including the Holders, unless the Holders of a majority of the outstanding Warrants disagree with such determination, in which case the fair market value shall be determined by an independent investment bank of nationally recognized standing selected by the Company in good faith. The Company shall pay the fees and expenses of any investment bank involved in the determination of Current Market Value.

                  SECTION 5.9 Superseding Adjustment. Upon the expiration of any rights, options, warrants or conversion or exchange privileges which resulted in the adjustments pursuant to this Article 5, if any thereof shall not have been exercised, the number of Warrant Shares purchasable upon the exercise of each Warrant shall be readjusted as if (A) the only shares of Common Stock issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were the shares of Common Stock, if any, actually issued upon the exercise of such rights, options, warrants or conversion or exchange privileges and (B) shares of Common Stock actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised and the Exercise Price shall be readjusted inversely; provided, however, that no such readjustment shall (except by reason of an intervening adjustment under Section 5.1) have the effect of decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant or increase the Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

                  SECTION 5.10 Minimum Adjustment. The adjustments required by the preceding Sections of this Article 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the number of shares of Common Stock purchasable upon exercise of Warrants that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 5.1) unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 1% of the number of shares of Common Stock purchasable upon exercise of Warrants immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this
Article 5 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Article 5, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

                  SECTION 5.11 Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, purchasable upon exercise of Warrants is adjusted, as herein provided, the Company shall deliver to the Warrant Agent a certificate of the Chief Financial Officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair market value of any evidences of indebtedness, other securities or property or warrants or other subscription or purchase rights), and specifying the Exercise Price and the number of shares of Common Stock purchasable upon exercise of Warrants after giving effect to such adjustment. The Company shall promptly cause the Warrant Agent to mail a copy of such certificate to each Holder in accordance with Section 8.5. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of shares of Common Stock or other stock or property, purchasable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value of any shares of Common Stock.

                  SECTION 5.12 Notice of Certain Transactions. In the event that the Company shall propose (a) to pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, (b) to offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) to effect any reclassification of its Common Stock, capital reorganization or Combination or (d) to effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or in the event of a tender offer or exchange offer described in Section 5.5, the Company shall within 5 Business Days send to the Warrant Agent and the Warrant Agent shall within 5 Business Days send the Holders a notice (in such form as shall be furnished to the Warrant Agent by the Company) of such proposed action or offer, such notice to be mailed by the Warrant Agent to the Holders at their addresses as they appear in the Certificate Register, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, purchasable upon exercise of each Warrant and the Exercise Price after giving effect to any adjustment which will be required as a result of such action. Such notice shall be given by the Company as promptly as possible and, in the case of any action covered by clause
(a) or (b) above, at least 5 Business Days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least 10 Business Days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

                  SECTION 5.13 Adjustment to Warrant Certificate. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article 5, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock as are stated in any Warrant Certificates issued prior to the adjustment. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.


                                   ARTICLE 6.

                                Rights of Holders

                  SECTION 6.1 Registration Rights. The Holders of the Warrants and the registered holders of the Warrant Shares shall be entitled to the registration rights set forth in Exhibit D.


                                   ARTICLE 7.

                                  Warrant Agent

                  SECTION 7.1 Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with provisions of this Agreement and the Warrant Agent hereby accepts such appointment.

                   7.2 Rights and Duties of Warrant Agent. (a) In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship or agency or trust for or with any of the Holders of Warrant Certificates or beneficial owners of Warrants.

                  (b) Counsel. The Warrant Agent may consult with counsel satisfactory to it, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                  (c) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                  (d) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability for which it does not receive indemnity if such indemnity is reasonably requested. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Holders or on behalf of the Holders pursuant to this Agreement or for the application by the Company of the proceeds of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise.

                  (e) Not Responsible for Adjustments or Validity of Stock. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require an adjustment of the number of shares of Common Stock purchasable upon exercise of each Warrant or the Exercise Price, or with respect to the nature or extent of any adjustment when made, or with respect to the method employed, or herein or in any supplemental agreement provided to be employed, in making the same. The Warrant Agent shall not be accountable with respect to the validity or value of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to Article 5, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to Article 5, or to comply with any of the covenants of the Company contained in Article 5.

                  (f) Proof of Actions Taken. Whenever in the performance of its duties under this Warrant Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed conclusively to be proved and established by a certificate signed by an Officer and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Warrant Agreement in reliance upon such certificate.

                  SECTION 7.3 Individual Rights of Warrant Agent. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its Affiliates or become pecuniarily interested in transactions in which the Company or its Affiliates may be interested, or contract with or lend money to the Company or its Affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  SECTION 7.4 Warrant Agent's Disclaimer. The Warrant Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or the Warrant Certificates and it shall not be responsible for any statement in this Agreement or the Warrant Certificates other than its countersignature thereon.

                  SECTION 7.5 Indemnity. The Company shall indemnify the Warrant Agent against any loss, liability or expense (including agents' and attorneys' fees and expenses) incurred by it without gross negligence or bad faith on its part arising out of or in connection with the acceptance or performance of its duties under this Agreement. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Warrant Agent through wilful misconduct, gross negligence or bad faith. The Company's payment obligations pursuant to this Section 7.5 shall survive the resignation or removal of the Warrant Agent and the termination of this Agreement.

                  SECTION 7.6 Compensation. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Warrant Agreement, and to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the performance of its duties under this Warrant Agreement.

                  SECTION 7.7 Successor Warrant Agent. (a) The Company agrees for the benefit of the Holders that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

                  (b) Resignation and Removal. The Warrant Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall not be less than 60 days after the date on which such notice is given unless the Company otherwise agrees.

                  (c) The Company to Appoint Successor. In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up of or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder; provided, however, that in the event of the resignation of the Warrant Agent hereunder, such resignation shall be effective on the earlier of (i) the date specified in the Warrant Agent's notice of resignation and (ii) the appointment and acceptance of a successor Warrant Agent hereunder.

                  (d) Successor To Expressly Assume Duties. Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                  (e) Successor by Merger. Any corporation into which the Warrant Agent hereunder may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the corporate agency business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                   ARTICLE 8.

                                  Miscellaneous

                  SECTION 8.1 Financial Reports. Upon request, the Company shall provide the Warrant Agent and Holders with copies of any annual, quarterly or current reports filed by the Company under the Exchange Act or, if none, copies of financial information given to its senior lenders, if any.

                  SECTION 8.2 Persons Benefitting. This Agreement is for the benefit of the Initial Holder and any other Holder from time to time of the Warrants and the Warrant Shares. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Company, the Warrant Agent and the Holders any right, remedy or claim under or by reason of this agreement or any part hereof.

                  SECTION 8.3 Rights of Holders. Except as otherwise specifically required herein, holders of unexercised Warrants are not entitled
(i) to receive dividends or other distributions, (ii) to receive notice of or vote at any meeting of the stockholders, (iii) to consent to any action of the stockholders, (iv) to receive notice of any other proceedings of the Company or
(v) to exercise any other rights as stockholders of the Company.

                  SECTION 8.4 Amendment. This Agreement may be amended by the parties hereto without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; provided, however, that such action shall not affect adversely the rights of the Holders. Any amendment or supplement to this Agreement that has or would have an adverse effect on the interests of the Holders shall require the written consent of the Holders of a majority of the outstanding Warrants or, if no Warrants are outstanding, the Initial Holder. The consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided herein). In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Warrant Agent shall be protected in relying on any such direction, waiver or consent, only Warrants which the Warrant Agent knows are so owned shall be so disregarded. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

                  SECTION 8.5 Notices. Any notice or communication shall be in writing and delivered in person, mailed by first-class mail or telecopied by confirmed telecopy addressed as follows:

         if to the Company:          Stellex Technologies, Inc.
                                     680 Fifth Avenue
                                     New York, NY  10019
                                     Attention: William L. Remley
                                                Michael D. Schenker
                                     Telecopy:  212-931-5252
                                     Telephone: 212-931-5205

         with a copy to:             Winston & Strawn
                                     200 Park Avenue
                                     New York, NY  10166
                                     Attention:  Daniel A. Ninivaggi

         if to the Warrant Agent:    HSBC Bank USA
                                     140 Broadway, 12th Floor
                                     New York, New York  10005
                                     Attention: Corporate Trust Administration
                                     Telecopy:  212-658-6425
                                     Telephone: 212-658-6029

if to the Initial Holder:            SG Cowen Securities Corporation
                                     1221 Avenue of the Americas
                                     New York, NY  10020
                                     Attention:   David Apple
                                     Telecopy:   212-278-6178/5460
                                     Telephone: 212-278-5353


The Company or the Warrant Agent or the Initial Holder by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears on the Certificate Register and shall be sufficiently given if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  SECTION 8.6 GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS AGREEMENT AND THE WARRANT CERTIFICATES.

                  SECTION 8.7 Successors. All agreements of the Company in this Agreement and the Warrant Certificates shall bind its successors. All agreements of the Warrant Agent in this Agreement shall bind its successors. Any transferee or assignee of Warrants or Warrant from time to time shall have the same rights as a Holder hereunder to which the Initial Holder would otherwise be entitled.

                  SECTION 8.8 Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  SECTION 8.9 Table of Contents. The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                  SECTION 8.10 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                               STELLEX TECHNOLOGIES, INC.


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               HSBC BANK USA, as Warrant Agent


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                            TO WARRANT AGREEMENT
                                                                       EXHIBIT A

                       FORM OF FACE OF WARRANT CERTIFICATE

THE WARRANTS AND THE WARRANT SHARES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AND SUBJECT TO COMPLIANCE WITH OTHER APPLICABLE LAWS. THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, UNLESS PREVIOUSLY REGISTERED UNDER THE SECURITIES ACT, ONLY (A) TO THE COMPANY; (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE); (C) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; (D) PURSUANT TO AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT: OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

No.  __                                             Certificate for ___ Warrants

                      WARRANTS TO PURCHASE COMMON STOCK OF
                           STELLEX TECHNOLOGIES, INC.

                  THIS CERTIFIES THAT, ____________, or its registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each Warrant entitles the registered holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Stellex Technologies, Inc., a Delaware corporation (the "Company"), one share of common stock of the Company (the "Common Stock") at the per share exercise price of $0.01 (the "Exercise Price"), or by Cashless Exercise referred to below. This Warrant Certificate shall terminate and become void as of the close of business on August 31, 2010 (the "Expiration Date") or upon the exercise hereof as to all the shares of Common Stock subject hereto. The number of shares purchasable upon exercise of the Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

                  This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of April 22, 1999 (the "Warrant Agreement"), between the Company and HSBC Bank USA (the "Warrant Agent", which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at 140 Broadway, 12th Floor, New York, New York 10005.

                  Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by surrender of this Warrant Certificate with the form of election to purchase Warrant Shares attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made by the surrender of a Warrant or Warrants represented by one or more Warrant Certificates and without payment of the Exercise Price in cash, in exchange for the issuance of such number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which such Warrant would otherwise then be nominally exercised if payment of the Exercise Price were being made in cash and (2) the Cashless Exercise Ratio.

                  As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time or from time to time on or after April 22, 1999 under the terms of the Warrant Agreement; provided, however, that no Warrant shall be exercisable after the Expiration Date.

                  Generally, in the event of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants, the Holder hereof will be entitled to receive upon exercise of the Warrants the shares of capital stock or other securities or other property of such surviving entity as such Holder would have been entitled to receive upon or as the result of such event had the Holder exercised its Warrants immediately prior to such event; provided, however, that in the event that the Company enters into a Combination and in connection with such Combination consideration to holders of Common Stock in exchange for their shares is payable solely in cash, or in the event of the dissolution, liquidation or winding-up of the Company, the Holder hereof will be entitled to receive distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such events, less the Exercise Price.

                  The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 2.4 of the Warrant Agreement but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates or the exercise of the Warrants.

                  Upon any partial exercise of the Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate in respect of the shares of Common Stock as to which the Warrants shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. The Company may, at its option, pay an amount in cash equal to the Current Market Value for one share of Common Stock on the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent.

                  The Warrants do not entitle any Holder hereof to any of the rights of a shareholder of the Company. All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

                  The Holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

                  This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

                           STELLEX TECHNOLOGIES, INC.


                           By
                             -------------------------------------
                             Name:
                             Title:



Attest:
       -----------------------------
                  Secretary


DATED:


Countersigned:
HSBC BANK USA
as Warrant Agent,


by
  -----------------------------------
         Authorized Signatory

                                                                       EXHIBIT B
                                                                              TO
                                                               WARRANT AGREEMENT



                   FORM OF ELECTION TO EXERCISE WARRANT SHARES
                      (to be executed only upon exercise of
                                    Warrants)

                                       [ ]


                  The undersigned hereby irrevocably elects to exercise [ ] Warrants at an exercise price per Warrant (subject to adjustment) of $.01 to acquire an equal number of shares of Common Stock, no par value of Stellex Technologies, Inc., on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to
               , and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.


Date:  ________________, ____

                                                                             (1)
                                        -------------------------------------
                                        (Signature of Owner)


                                        -------------------------------------
                                        (Street Address)


                                        -------------------------------------
                                        (City)    (State)    (Zip Code)


                                        Signature Guaranteed by:


--------

(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

                                        --------------------------------------

Securities and/or check to be issued to:

Please insert social security or identifying number:


                  Name:

                  Street Address:

                  City, State and Zip Code:

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

         Please insert social security or identifying number:

         Name:

         Street Address:

         City, State and Zip Code:

                                                                       EXHIBIT C
                                                                              TO
                                                               WARRANT AGREEMENT


                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                      REGISTRATION OF TRANSFER OF WARRANTS

Re: Warrants to Purchase Common Stock (the "Warrants") of Stellex Technologies, Inc. (the "Company")

                  This Certificate relates to __________ Warrants held in definitive form by _______________ (the "Transferor").

                  The Transferor has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants. In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and that the transfer of this Warrant does not require registration under the Securities Act of 1933 (the "Securities Act"), because():


[_] Such Warrant is being acquired for the Transferor's own account without transfer.

[_]  Such Warrant is being transferred to the Company.

[_] Such Warrant is being transferred pursuant to an effective registration statement under the Securities Act.

[_] Such Warrant is being transferred in a transaction meeting the requirements of Rule 144 under the Securities Act.

[_] Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A.

[_] Such Warrant is being transferred pursuant to an offshore transaction in accordance with Rule 904 under the Securities Act.

[_] Such warrant is being transferred pursuant to another available exemption from the registration requirements under the Securities Act.

--------
(1)  Please check applicable box.

                  The Warrant Agent and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                                     [INSERT NAME OF TRANSFEROR]


                                                     by
                                                       -------------------------



Date: ____________________

                            Authorized Representative

                                                                       EXHIBIT D
                                                                              TO
                                                               WARRANT AGREEMENT


                         REGISTRATION RIGHTS OF HOLDERS
                            OF THE WARRANT SECURITIES

                  Section 1 Shelf Registration. (a) Upon the occurrence of a Triggering Event (as defined below), the Company shall use its best efforts to, as promptly as practicable (but no later than 120 days thereafter), cause to be declared effective a registration statement on an appropriate form under the Securities Act relating to (i) any resale or offering of the Warrants, (ii) the issuance of Warrant Shares upon the exercise of the Warrants and (iii) any resale or offering of any Warrant Shares that have been issued pursuant to the Warrants (collectively, such Warrants and such Warrant Shares being referred to as the "Warrant Securities") by the holders of such Warrant Securities (the "Holders") from time to time in accordance with the methods of distribution elected by such Holders and set forth in such registration statement (hereinafter, a "Shelf Registration Statement"). For purposes hereof, a "Triggering Event" shall mean the first to occur of (i) the first firm commitment underwritten public offering of Common Stock (a "Public Offering") by the Company, pursuant to an effective registration statement under the Securities Act, (ii) the Common Stock being listed on a national securities exchange or becoming eligible for quotation in the NASDAQ Market System or (iii) a written demand for registration hereunder by the Holders of 51% of the outstanding Warrant Securities at any time after the second anniversary of the date of the last issuance of the Warrants; provided, however, that the Company shall not be obligated to file and cause to be declared effective any such Shelf Registration Statement if the Company shall have delivered to the Warrant Agent a legal opinion of its outside counsel reasonably satisfactory to the Warrant Agent, in form and substance satisfactory to counsel to the Warrant Agent, to the effect that all of the Warrant Securities outstanding and held by non-affiliates of the Company are freely saleable (i.e., without registration or prospectus delivery) under the Securities Act of 1933, as amended.

                  (b) The Company shall use its best efforts to keep such Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by Holders for a period that will terminate when an opinion of the Company=s outside counsel reasonably satisfactory to counsel to the Warrant Agent is delivered to the Warrant Agent to the effect that all Warrant Securities outstanding and held by non-affiliates of the Company are freely saleable (i.e., without registration or prospectus delivery under the Securities Act of 1933, as amended). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Warrant Securities covered thereby not being able to offer and sell such Warrant Securities during that period, unless such action is required by applicable law, except as provided in Section 2 below.

                  (c) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereof complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company shall not be responsible for any information provided by any Holder specifically for use in the Shelf Registration Statement, any prospectus forming part of any Shelf Registration Statement or any supplement to any such prospectus.

                  Unless the Holders of a majority of the outstanding Warrant Securities shall otherwise consent in writing, no other person (including the Company), other than another Holder, shall be permitted to offer any securities under any registration pursuant to this Section 1.

                  Section 2. Effective Registration Statement. A registration pursuant to Section 1 will not be deemed to have been effected unless the registration statement relating thereto has become effective under the Securities Act. The Company may, at any time, delay the filing or suspend the effectiveness of such registration statement, or without suspending such effectiveness, instruct the Holders not to sell Warrants or Warrant Shares included in any such registration statement, without penalty or liability to the Company, if the Company shall have determined upon the advice of counsel that the Company would be required to disclose any actions taken or proposed to be taken by the Company in good faith and for valid business reasons, including without limitation, the acquisition or divestiture of assets, which disclosure would have a material adverse effect on the Company or such actions (a "Suspension Period"), by providing the Holders with written notice of such Suspension Period and the reasons therefor; provided, however, that the Suspension Periods referred to above, in the aggregate, do not exceed forty-five
(45) days in the aggregate in any twelve-month period. The Company shall use its best efforts to provide such notice as soon as practicable and in any event prior to the commencement of such a Suspension Period.

                  Section 3. Selection of Underwriters. If any method of distribution selected by the Holders is in the form of an underwritten offering under such Shelf Registration Statement, the Holders of a majority of the outstanding Warrant Securities may select one or more other nationally recognized firms of investment bankers reasonably acceptable to the Company to act as manager or co-managers to administer the offering. Under no circumstances shall (i) there be more than two underwritten offerings of Warrant Securities pursuant to this Exhibit D or (ii) any underwritten offering of Warrant Securities include less than 25% of the aggregate Warrant Securities owned by all Holders.

                  Section 4.  Piggyback Registrations.

                  (a Each time the Company proposes to register any of its Common Stock under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its securityholders on any form (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or (ii) a Registration

Statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders) that would legally permit the inclusion of Warrant Securities, the Company shall give each Holder prompt written notice thereof as soon as practicable but in no event not less than 30 days prior to the date the registration statement is filed and shall include in such registration statement all Warrant Securities requested in writing to be included therein, subject to the limitations contained in Section 4(b) (a "Piggy-Back Registration"). Subject to Section 4(b), the Company shall include in such registration statement all such Warrant Securities so requested to be included therein pursuant to the piggyback rights granted under this Section 4(a). If such registration is pursuant to an underwritten offering, the Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of such proposed offering to permit the Warrant Securities requested to be included in a Piggy-Back Registration to be included, subject to
Section 4(b), on the same terms and conditions as any Common Stock of the Company or any other securityholder included therein and to permit the sale or other disposition of such Warrant Securities in accordance with the intended method of distribution thereof. The Company will pay all registration expenses (including any described in Section 1) in connection with each registration of Warrant Securities requested pursuant to this Section 4, and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Warrant Securities pursuant to a registration statement effected pursuant to this Section 4.

                  No registration effected under this Section 4, and no failure to effect a registration under this Section 4, shall relieve the Company of its obligation to effect a registration pursuant to Section 1 hereof.

                  (b In a registration pursuant to Section 4(a) involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Holders requesting inclusion in such offering that in such underwriter's or underwriters' opinion the total number of securities which the Company, the Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Company proposes to register, (ii) second, the securities of other securityholders of the Company (other than the Permitted Holders) that the Company proposes to register pursuant to the exercise by such securityholders of any rights such securityholders may have to request that the Company register such securities, (iii) third, the Warrant Securities of the Holders and their assigns and the securities of other securityholders of the Company that the Company proposes to register; provided, that in the event that the number of such Warrant Securities and/or securities, as the case may be, exceeds the amount of securities to be registered, such amount shall be allocated pro rata among all such requesting holders on the basis of the relative number of Warrant Securities or securities, as the case may be, each such holder has requested to be included in such registration and (iv) fourth, the securities of other Persons entitled to exercise "piggy-back" or "demand" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons); and (y) in cases not initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering as follows: (i) first, the securities of other securityholders of the Company (other than the Permitted Holders) that the Company proposes to register pursuant to the exercise by such securityholders of any rights such securityholders may have to request that the Company register such securities,
(ii) second, the Warrant Securities of the Holders and their assigns and the securities of other securityholders of the Company that the Company proposes to register; provided, that in the event that the number of such Warrant Securities and/or securities, as the case may be, exceeds the amount of securities to be registered, such amount shall be allocated pro rata among all such requesting holders on the basis of the relative number of Warrant Securities or securities, as the case may be, each such holder has requested to be included in such registration and (iii) third, the securities of other Persons entitled to exercise "piggy-back" or "demand" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such Persons) based upon the percentage of the outstanding securities held by such Person.

                  (c For purposes of this Section 4, the Company shall enter into such agreements and take such other actions as the Holders or the underwriters reasonably request in order to expedite and facilitate the disposition of Warrant Securities pursuant to this Section 4, including, without limitation, preparing for, and participating in, such number of "road shows" and all other customary selling efforts as the underwriters reasonably request in order to expedite and facilitate such disposition, and generally use its best efforts to take all other steps necessary to effect the registration and sale of such Warrant Securities.

                  In the event of any underwritten offering as to which Holders of Warrants have participation rights pursuant to this Section 4, the underwriter(s) or managing underwriter(s) will be chosen by the Company or the holder of Common Stock initiating the registration, and in no event will the Holders of Warrants be entitled to select the underwriter(s) or managing underwriter(s).

                  Section 5. Tag-Along Rights. (a) So long as the Warrant Agreement shall remain in effect and the Permitted Holders beneficially own on a fully diluted basis, directly or indirectly, an aggregate number of shares of Common Stock equal to not less than forty percent (40%) of the Common Stock owned, directly or indirectly, by the Permitted Holders on the date hereof, with respect to any proposed sale to a non-Affiliate (a "Transfer") by the Permitted Holders (or any one of them) (in such capacity, a "Transferring Shareholder") of Common Stock permitted hereunder, other than a Public Offering, which, when added to the aggregate amount of all prior Transfers, is not less than twenty percent (20%) of the Common Stock owned, directly or indirectly, by the Permitted Holders on the date hereof, the Transferring Shareholder shall have the obligation, and each Holder of Warrants and Warrant Shares shall have the right, to require the proposed transferee to purchase from such Holder (in such capacity, a "Tagging Shareholder") a number of shares of Warrant Shares up to the product (rounded up to the nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of shares of Common Stock owned by such Tagging Shareholder by (B) the aggregate number of shares of Common Stock owned by the Transferring Shareholder and all Tagging Shareholders, and
(ii) the total number of shares of Common Stock proposed to be directly or indirectly transferred by the Transferring Shareholder to the transferee in the contemplated Transfer, and at the same price per share of Common Stock and upon the same terms and conditions (including without limitation time of payment and form of consideration) as to be paid and given to the Transferring Shareholder; provided, that upon any Transfer resulting in a Change of Control, each Holder of Warrants and Warrant Shares shall have the rights of a Tagging Shareholder pursuant to this Section 5 without regard to the aggregate number of shares theretofore sold by a Permitted Holder pursuant to any Transfer; provided further, that in order to be entitled to exercise its right to sell shares of Common Stock to the proposed transferee pursuant to this Section 5, the Tagging Shareholder must agree to make to the transferee the same representations, warranties, covenants, indemnities and agreements as the Transferring Shareholder agrees to make in connection with the proposed Transfer of the shares of Common Stock of the Transferring Shareholder insofar as such provisions relate to transfers of securities under the securities laws, due authorization and other corporate governance matters and title to the Warrant Shares; provided further, that all representations and warranties shall be made by the Tagging Shareholder and the Transferring Shareholder severally and not jointly and that the liability of the Transferring Shareholder and the Tagging Shareholder (whether pursuant to a representation, warranty, covenant, indemnification provision or agreement) for liabilities in respect of the Company shall be evidenced in writings executed by them and the transferee and shall be borne by each of them on a pro rata basis.

                  (b The Transferring Shareholder shall give notice to the Holders of each proposed Transfer giving rise to the rights of the Tagging Shareholder set forth in the first sentence of Section 5(a) at least 30 days prior to the proposed consummation of such Transfer, setting forth the number of shares of Common Stock proposed to be so transferred, the name and address of the proposed transferee, the proposed amount and form of consideration and other terms and conditions of payment offered by the proposed transferee, and a representation that the proposed transferee has been informed of the tag-along rights provided for in this Section 5 and has agreed to purchase shares of Common Stock in accordance with the terms hereof. The tag-along rights provided by this Section 5 must be exercised by the Tagging Shareholder within 10 Business Days following receipt of the notice required by the preceding sentence, by delivery of a written notice to the Transferring Shareholder indicating such Tagging Shareholder's desire to exercise its rights and specifying the number of shares of Common Stock it desires to sell. The Transferring Shareholder shall be entitled under this Section 5 to Transfer to the proposed transferee the number of shares of Common Stock equal to the difference between the number referred to in clause (ii) of paragraph (a) above and the aggregate number of shares of Common Stock set forth in the written notice, if any, delivered by the Tagging Shareholder pursuant to the preceding sentence (up to the maximum number of shares of Common Stock beneficially owned by such Tagging Shareholder required to be purchased by the proposed transferee pursuant to the first sentence of Section 5(a)). If the proposed transferee fails to purchase shares of Common Stock from any Tagging Shareholder that has properly exercised its tag-along rights under Section 5(a), then the Transferring Shareholder shall not be permitted to make the proposed Transfer, and any such attempted Transfer shall be void and of no effect.

                  If the Tagging Shareholder exercises its rights under Section 5(a), the closing of the purchase of the Common Stock with respect to which such rights have been exercised shall take place concurrently with the closing of the sale of the Transferring Shareholder's Common Stock.

                  Section 6. Drag-Along Rights. So long as the Warrant
Agreement shall remain in effect and the Permitted Holders beneficially own on a fully diluted basis, directly or indirectly, an aggregate number of shares of Common Stock not less than forty percent (40%) of the Common Stock equity owned, directly or indirectly, by the Permitted Holders on the date hereof, if any of the Permitted Holders receives an offer from a Person (a "Third Party") to purchase at least 80% of the outstanding shares of Common Stock owned in the aggregate by the Permitted Holders or a lesser percentage if such shares of Common Stock represent more than 51% of the outstanding Common Stock of the Company at such time and such offer is accepted by any such Permitted Holder, then each Holder hereby agrees that upon request of such Third Party it will Transfer all Warrant Securities owned by it to such Third Party on the terms of the offer so accepted by the Permitted Holders, including the same per share consideration; provided, that the consideration to be received by the Holders shall be in cash, and in the good faith exercise of its fiduciary duties to the equityholders of the Company, including the Holders, the Board determines that the price per share of Common Stock is not less than the fair market value thereof.

                  Section 7. Expenses. The Company will pay all expenses incident to the Company's performance of its obligations hereunder, including registration and filing fees, fees and expenses of the Company of compliance with securities or blue sky laws, printing expenses, internal expenses of the Company (including all salary and expenses of its officers and employees performing legal or accounting duties), reasonable fees and disbursements of one firm of attorneys designated pursuant to Section 10 and fees and disbursements of the Company's independent public accountants. Notwithstanding the foregoing, the parties hereto hereby agree that the Company shall not be responsible for the fees and disbursements of any experts or advisors retained by such Holders, and that in an underwritten offering of Registrable Warrant Shares, the underwriting discounts and commissions shall be for the account of the Holders.

                  Section 8. Restrictions on Public Sales by the Company and Others. If any registration of Warrant Securities shall be in connection with an underwritten public offering, the Company agrees (subject to exceptions customary in underwritten public offerings) (i) not to effect any public sale or distribution of any securities during the 30 days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration) and (ii) after the date upon which the Holders receive Warrants representing 5% of the fully diluted Common Stock of the Company pursuant to Section 4.1 of the Warrant Agreement, that any agreement entered into after the date of the Warrant Agreement pursuant to which the Company issues or agrees to issue any privately placed Common Stock shall contain a provision under which holders of such Common Stock (to the extent that they own in excess of 5% of the issued and outstanding Common Stock) agree not to effect any public sale or distribution of any such Common Stock during the period referred to in the foregoing clause (i).

                  Section 9. Registration Procedures. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Warrant Securities under the Securities Act as provided herein, the Company will, as expeditiously as possible:

                  (a use its best efforts to file as promptly as possible a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, as the case may be, and which form shall be available for the sale of the Warrant Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective as promptly as practicable; provided, however, that before filing with the SEC a registration statement or prospectus or any amendments or supplements thereto, the Company will
         (i) furnish to one counsel selected by the Holders of a majority of Warrant Securities, and one counsel selected by the sole underwriter, managing underwriter or co-managing underwriter, as the case may be, of the Warrant Securities covered by such registration statement, copies of all such documents proposed to be filed, which documents will be subject to the review of each such counsel, and (ii) notify each Holder and each underwriter, if any, of the Warrant Securities covered by each registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                  (b prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 1 above (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities and Exchange Act of 1934 and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c furnish to each Holder and each underwriter, if any, of the Warrant Securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto) and the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as any such Holder or underwriter may reasonably request in order to facilitate the disposition of the Warrant Securities owned by such Holder;

                  (d use its best efforts to register or qualify such Warrant Securities under such other securities or blue sky laws of such United States jurisdictions as any Holder and each underwriter, if any, of the Warrant Securities covered by such registration statement reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and each such underwriter, if any, to consummate the disposition in such jurisdictions of the Warrant Securities owned by such Holder or underwritten by such underwriter; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (e use its best efforts to cause the Warrant Securities covered by such registration statement to be registered with or approved by such other United States governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder or Holders and each underwriter, if any, thereof to consummate the disposition of such Warrant Securities; subject, however, to the proviso set forth in paragraph (d) above;

                  (f immediately notify each Holder and each underwriter, if any, of the Warrant Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company will promptly prepare and furnish to each such Holder and underwriter a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrant Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (g enter into such customary agreements (including an underwriting agreement in customary form) and take all such other customary actions as the Holders of a majority of the Warrant Securities being sold or each underwriter, if any, retained by such Holders reasonably request in order to expedite or facilitate the disposition of such Warrant Securities, including customary indemnification;

                  (h make available for inspection by any Holder of Warrant Securities covered by such registration statement, each underwriter, if any, participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement (provided that the Inspectors enter into appropriate confidentiality agreements with the Company and agree to be bound by confidentiality agreements to which the Company is subject);

                  (i in the case of an underwritten offering only, obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Holders of a majority of the Warrant Securities being sold and each underwriter, if any, reasonably request;

                  (j otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least 12 months, beginning with the first month after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                  The Company recognizes that by undertaking to use its best efforts to effect registration of any Warrant Securities that it may incur substantial accounting, legal and other expenses and may be required (by the SEC, each underwriter, if any, or otherwise) to provide information (which could be of interest to the Company's competitors, customers and suppliers) regarding its business, compensation of executives and other matters which it might otherwise not publicly disclose.

                  The Company may require each Holder as to which any registration is being effected to furnish to the Company such information regarding such Holder and the distribution of such Warrant Securities that is necessary for the filing of the Shelf Registration as the Company may from time to time reasonably request in writing.

                  Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (f) hereof, such Holder will forthwith discontinue disposition of Warrant Securities pursuant to the registration statement covering such Warrant Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (f) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Warrant Securities current at the time of receipt of such notice.

                  Section 10. Indemnification. (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company and its subsidiaries, jointly and severally, will, and hereby do, indemnify and hold harmless, to the full extent permitted by law, each of the Holders of any Warrant Securities covered by such registration statement, its directors and officers, general partners, limited partners and managing directors (and directors, officers, general partners, limited partners and managing directors thereof), each such person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls, is controlled by or is under common control with such Holder or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and reasonable expenses (including any amounts paid in any settlement effected with the Company's consent) to which such Holder, any such director or officer or general or limited partner or managing director or any such underwriter or controlling person may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the

Company and its subsidiaries, jointly and severally, will reimburse such Holder and each such director, officer, general partner, limited partner, managing director, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceeding; provided, however, that the Company and its subsidiaries shall not be liable in any such case to any indemnified person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by any indemnified person specifically stating that it is for use in the preparation thereof; and provided further, however, that the Company will not be liable to any person who participates as an underwriter in the offering or sale of Warrant Securities or any other person, if any, who controls, is controlled by or is under common control with such underwriter within the meaning of the Securities Act, under the indemnity agreement in this
Section 10 with respect to any preliminary prospectus as amended or supplemented as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or such other person results from the fact that such underwriter sold Warrant Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter and such final prospectus as then amended or supplemented has corrected any such misstatement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder or any such director, officer, general partner, limited partner, managing director, underwriter or controlling person and shall survive the transfer of such securities by such Holder. To the extent the indemnity provided in this Section 10 relates to persons participating as an underwriter in an offering or sale of securities, such indemnity shall be superseded by any indemnification agreement entered into in connection with the registration, offering and sale of the Warrant Securities.

                  (b Indemnification by the Holders. The Company may require, as a condition to including any Warrant Securities in any registration statement filed in accordance with Section 1 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the Holders, to severally indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 10) the Company and its shareholders, affiliates, directors, officers and controlling persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors and their respective controlling persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives through an instrument duly executed by or on behalf of such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the

Company or any of the Holders of any of their respective directors, officers, general or limited partners, managing directors or controlling persons and shall survive the transfer of such securities by such Holder.

                  (c Notice of Claims, etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 10, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 10, except to the extent the indemnifying party is prejudiced thereby. In case any such claim or action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof, and the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by an indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

                  (d Contribution. If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under Section 10(a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holder on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or to any Holders' information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 10(d) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(d) shall be deemed to include, for purposes of this Section 10(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Warrant Securities sold by such Holder to any purchaser exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e Other Indemnification. Indemnification similar to that specified in the preceding subsections of this Section 10 (with appropriate modifications) shall be given by the Company and each Holder with respect to any required registration or other qualification of securities under any Federal or state law or regulation of governmental authority other than the Securities Act.